UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 19, 2001


                                  UNIDYN, CORP.
             (Exact name of registrant as specified in its charter)

         NEVADA                        33-55254-31               87-0438639
(State or other jurisdiction    (Commission File Number)      (IRS Employer
 or incorporation)                                           Identification No.)

3640 East Roeser Road
Phoenix, Arizona                           85040
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (909) 549-8521

ITEM 5.  Other Events

The Registrant announced on September 19, 2001 that its executive offices were being transferred to Riverside, California. It also announced that Brian D. Young, CPA its Treasurer, Secretary and Chief Financial Officer based in Phoenix, Arizona, notified the Company in late August that he was electing not to transfer with the Company.


                                   Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



September 19, 2001          By:/s/  John Provazek
                            John Provazek, CEO and Director
                            Unidyn, Corp.